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EXHIBIT 10.20

                  THIRD AMENDMENT TO TERM LOAN CREDIT AGREEMENT

     This Third Amendment to Term Loan Credit Agreement (this "Third Amendment"), dated June 7, 1999, is by and between NEWBEVCO, INC., a Delaware corporation ("Borrower"), and NATIONSBANK, N.A., successor by merger to BARNETT BANK, N.A., a national banking association ("Bank").

                                   WITNESSETH

     WHEREAS, Bank and Borrower have previously executed and entered into that certain Term Loan Credit Agreement dated February 29, 1996 (the "Original Credit Agreement") and certain other loan documents including that certain term note also dated February 29, 1996 in the original principal amount of $16,600,000.00 (the "Original Note");

     WHEREAS, pursuant to the Credit Agreement, Bank had previously extended a term loan to Borrower of up to Sixteen Million Six Hundred Thousand and 00/100 Dollars ($16,600,000.00);

     WHEREAS, on April 24, 1996, Bank and Borrower modified the terms of the Original Credit Agreement in a letter agreement (the "Letter Agreement");

     WHEREAS, Bank and Borrower modified the terms of the Original Credit Agreement in that certain First Amendment to Term Loan Credit Agreement dated February 18, 1997 (the "First Amendment");

     WHEREAS, Bank and Borrower modified the terms of the Original Credit Agreement in that certain Second Amendment to Term Loan Credit Agreement dated February 18, 1998 (the "Second Amendment");

     WHEREAS, in connection with the First Amendment Borrower executed a Term Note dated February 18, 1997 in the original principal amount of Sixteen Million Six Hundred Thousand and No/100 Dollars ($16,600,000.00) (the "Note") replacing the Original Note;

     WHEREAS, Borrower has requested that the Line of Credit be further modified and Bank is willing to do so upon the terms and conditions set forth in this Amendment (the Original Credit Agreement as modified by the Letter Agreement, the First Amendment, the Second Amendment and this Amendment are collectively referred to as the "Credit Agreement") and a First Amendment to Term Note dated of even date herewith between Bank and Borrower (the "First Note Amendment");

     NOW, THEREFORE, in consideration of the mutual covenants, the parties agree, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, as follows:

     1. INCORPORATION AND RECITALS. The above recitals are true and correct and are incorporated herein by reference as though set forth in full.

     2. DEFINITIONS. All capitalized terms used herein shall, except as modified herein, have the meanings ascribed to them in the Credit Agreement.


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     3.   AMENDMENTS TO CREDIT AGREEMENT.

          (a) Section 1.1 of the Credit Agreement is amended to revise the definition of Loan Documents to read as follows: "Loan Documents" mean the Credit Agreement, the Note, the Guaranties, the Documentary Stamp and Intangible Tax Indemnification Agreement, all Term Loan Reaffirmations of Guaranty of the Guaranties, the Letter Agreement, the First Amendment to Credit Agreement, the Second Amendment to Credit Agreement and, the Third Amendment to Credit Agreement.

          (b) The first portion of the first sentence (up to the first comma) of Section 2.1(a) of the Credit Agreement is hereby deleted and replaced with the following: "Prior to November 1, 2002 (the "Termination Date")..."

          (c) The first sentence of Section 2.6(a) is hereby deleted and the following is substituted in its place:

               Principal under the Term Loan shall be due and payable in two annual payments of $8,300,000 payable on November 1, 2001 and the Termination Date.

     4. REPRESENTATIONS AND WARRANTIES. To induce Bank to enter into this Third Amendment and to perform the transactions described herein, Borrower hereby makes the representations and warranties to Bank contained in the Credit Agreement on and as of the date of this Third Amendment.

     5. RELIANCE UPON, SURVIVAL OF AND MATERIALLY OF REPRESENTATIONS AND WARRANTIES, AGREEMENTS, AND COVENANTS. All representations and warranties, agreements, and covenants made by Borrower herein are material and shall be deemed to have been relied upon by Bank, notwithstanding any investigation heretofore or hereafter made by Bank, shall survive the execution and delivery of this Third Amendment, and shall continue in full force and effect so long as any indebtedness subject to the Credit Agreement is owed to Bank. All statements contained in a certificate or other writing delivered to Bank at any time by or on behalf of Borrower pursuant hereto shall constitute representations and warranties by Borrower hereunder.

     6. REQUIRED DOCUMENTS. On or prior to the date of the execution of this Third Amendment, Bank shall have received from Borrower the following:

               (a) reaffirmations of Continuing and Unconditional Guaranties or Continuing and Unconditional Guaranties by each Restricted Subsidiary ("Reaffirmations");

               (b)  the First Note Amendment; and

               (c) such documents reflecting corporate authorization and other matters as required by Bank.

     7. INCORPORATION BY REFERENCE. Except as modified herein, the terms and conditions of the Credit Agreement are hereby incorporated by reference and remain in full force and effect, enforceable in accordance with the terms hereof.


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     8.   WAIVER OF JURY TRIAL. BORROWER AND BANK HEREBY KNOWINGLY, VOLUNTARILY
          AND INTENTIONALLY WAIVE THE RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THIS THIRD AMENDMENT AND IN CONJUNCTION THEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY HERETO, THIS PROVISION IS A MATERIAL INDUCEMENT FOR BANK ENTERING INTO THIS THIRD AMENDMENT.

     IN WITNESS WHEREOF, the parties have executed this Third Amendment as of the day and year first above written.

Witnesses:                                BORROWER:

                                          NEWBEVCO, INC., a Delaware corporation
                                          (SEAL)

________________________
                                          By:  \s\ George R.Bracken
                                               ---------------------------------
________________________                       Name:  George R. Bracken
                                                      --------------------------
                                               Title: Vice President
                                                      --------------------------


                                          BANK:

                                          NATIONSBANK, NA, a national banking
                                          association

________________________
                                          By:  \s\Greg McCrery
                                               ---------------------------------
                                               Name:  Greg McCrery
                                                      --------------------------
________________________                       Title: Vice President
                                                      --------------------------